UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 6, 2020
EDGEWELL PERSONAL CARE COMPANY

(Exact name of registrant as specified in its charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Research Drive, Shelton, Connecticut 06484
(Address of principal executive offices)

203-944-5500
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EPC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of shareholders (the “Annual Meeting”) on Thursday, February 6, 2020. Of the 54,300,084 shares outstanding and entitled to vote at the Annual Meeting, 50,165,818 shares were represented in person or by proxy, constituting a quorum.
The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:
Proposal 1: Management's nominees for director were elected to serve until the Annual Meeting of Shareholders to be held in 2021 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Black	45,673,858	792,979	60,967	3,638,014
George R. Corbin	45,979,703	379,006	169,095	3,638,014
Daniel J. Heinrich	45,491,738	959,820	76,246	3,638,014
Carla C. Hendra	45,382,901	1,063,435	81,468	3,638,014
R. David Hoover	45,480,276	970,744	76,784	3,638,014
John C. Hunter, III	45,662,196	790,165	75,443	3,638,014
James C. Johnson	44,471,845	1,980,960	74,999	3,638,014
Rod R. Little	46,248,696	201,921	77,187	3,638,014
Joseph D. O’Leary	46,092,381	358,198	77,225	3,638,014
Rakesh Sachdev	45,636,253	812,390	79,161	3,638,014
Gary K. Waring	45,799,439	653,110	75,255	3,638,014

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2020 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain
48,788,854	1,313,573	63,391

Proposal 3: The Company's executive compensation, as described in the Company's Proxy Statement, was approved by the non-binding advisory votes of the shareholders as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
35,576,421	10,844,515	106,868	3,638,014

Proposal 4: The Company's Amended and Restated 2018 Stock Incentive Plan, as described in the Company's Proxy Statement, was approved by the votes of the shareholders as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
42,324,334	1,574,038	2,629,432	3,638,014

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
101	Cover page information from Edgewell Personal Care Company's Current Report on Form 8-K filed on February 10, 2020, formatted in iXBRL (Inline Extensible Business Reporting Language).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
EDGEWELL PERSONAL CARE COMPANY
By:  /s/ Marisa B. Iasenza
Marisa B. Iasenza
Chief Legal Officer

Dated: February 10, 2020